UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

December 22, 2022

Commission File Number: 000-56421

ASIAFIN HOLDINGS CORP.

(Exact name of registrant issuer as specified in its charter)

Nevada	37-1950147
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Suite 30.02, 30th Floor, Menara KH (Promet),

Jalan Sultan Ismail, 50250 Kuala Lumpur, Malaysia

(Address of principal executive offices, including zip code)

Registrant’s phone number, including area code +603 21487170

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered under Section 12(g) of the Exchange Act: Common Stock

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value	ASFH	OTC Markets – Pink Sheets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

The information contained in Item 2.01 below relating to the Acquisition Agreement (“the “Agreement”) described therein is incorporated herein by reference.

Item 2.01 Completion of an Acquisition or Disposition of Assets.

On December 22, 2022, AsiaFIN Holdings Corp. (“we”, “us” or the “Company”, “AsiaFIN”), executed an Acquisition Agreement (“the “Agreement”) with StarFIN Holdings Limited. (“SFHL”), a private limited company organized under the laws of British Virgin Islands, and the shareholders of SFHL. Pursuant to the Agreement, we purchased 10,000 shares of SFHL (the “SFHL Shares”), representing all of the issued and outstanding shares of common stock of SFHL. As consideration, we agreed to issue to the shareholders of SFHL 8,232,038 shares of our common stock, at a value of $1.10 per share, for an aggregate value of $9,055,242. We consummated the acquisition of SFHL on February 23, 2023. It is our understanding that the shareholders of SFHL are not U.S. Persons within the meaning of Regulations S. Accordingly, the Shares are being sold pursuant to the exemption provided by Section 4(a)(2) of the Securities Act of 1933. The foregoing description of the Agreement is qualified in its entirety by reference to such agreement which is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

SFHL is an investment holding company based in British Virgin Islands (BVI). It offers a range of system solutions services naming from Payment Processing, Robotic Process Automation (RPA), and Regulatory Technology (RegTech) services through its wholly owned subsidiaries, which are StarFIN Asia Sdn Bhd., OrangeFIN Asia Sdn. Bhd., OrangeFIN Academy Sdn. Bhd., Insite MY Innovations Sdn. Bhd., and Insite MY Systems Sdn. Bhd. As a result of our acquisition of SFHL, we believe it will create competitive advantage and business synergies mutually for AsiaFIN and SFHL.

Wong Kai Cheong, our Chief Executive Officer, President, Director, Secretary and Treasurer is also the director of SFHL. Wong Kai Cheong holds 29.94% of our issued and outstanding securities and 57.10% of the issued and outstanding securities of SFHL. Hoo Swee Ping, the director of SFHL, holds 10.91% of our issued and outstanding securities and 40.22% of the issued and outstanding securities of SFHL. Cham Hui Yin, our Finance Manager, holds 0.48% of the issued and outstanding securities of SFHL. Upon the consummation of the Acquisition, Wong Kai Cheong, Hoo Swee Ping and Cham Hui Yin received 8,051,511 shares of our restricted common stock collectively.

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CORPORATE HISTORY

AsiaFIN Holdings Corp., (the “Company”) was incorporated in Nevada on June 14, 2019. Our principal executive office is currently located at Suite 30.02, 30th Floor, Menara KH (Promet), Jalan Sultan Ismail, 50250 Kuala Lumpur, Malaysia. Our principal telephone number at such location is +603 21487170. Our website is at: https://asiafingroup.com and information contained on our web site is not part of this Current Report on Form 8-K or our other filings with the Securities and Exchange Commission (“SEC”).

Initially, the Company, through its subsidiaries is in the business of providing market research studies and consulting services to its client, which are primarily in the payment solution industry. On December 22, 2022, we have acquired StarFIN Holdings Limited. (“SFHL”), a private limited company organized under the laws of British Virgin Islands.

As a result of our acquisition of SFHL, we have broadened our service offerings in the technology industry such as providing payment processing solution, software solution on regulatory and financial reporting (RegTech), and Robotic Process Automation software solution across Asia.

Acquisition of SFHL

Upon our acquisition of SFHL, our corporate structure is below:

DESCRIPTION OF OUR BUSINESS

Overview

We offer a range of system solutions in Payment Processing, Robotic Process Automation (RPA), and Regulatory Technology (RegTech) to financial institutions, regulatory agencies, professional service providers and private enterprises from various industries, with existing client in the Asia region. SFHL has over 60 key bank customers on payment processing and our Robotic Process Automation solution company has more than 100 customers in Asia.

Payment Processing

We have our own web-based payment processing system for check clearing used in central banks, financial institutions and payment system providers. This image-based check truncation system (CTS) is similar to the one used in the United States of America, under the CHECK21 standards. Our CTS systems are sold in Malaysia, Singapore, Indonesia, Philippines, Myanmar, Thailand, Pakistan and Bangladesh.

We also have a ISO20022 compliant payment gateway solutions for central bank and financial institutions that is capable of supporting the Straight Through Processing (STP) of all types of payment transactions (including SWIFT, Real-Time Gross Settlement (RTGS), GIRO (NACHA standards) and FAST payment and extendable to interface with various types of payment gateways. Our STP payment gateway are sold in Malaysia, Myanmar and Indonesia.

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RegTech

We have a regulatory and financial reporting (RegTech) system which conform to XBRL reporting standards and other compliance reporting required by Regulatory agencies such as Central Bank, Securities Commission, Tax Authority Department and Companies Registry. Our reporting platform covers financial statistic reporting, credit risk exposure and analysis, risk management reports, FATCA & CRS reporting, external sector reporting, Goods and Services Tax (GST) reporting for reporting entities. We have more than 20 financial institutions using our platform.

Robotic Process Automation

We have our own Artificial Intelligent (AI) based, Robotic Process Automation Software (RPA) solutions for financial institutions, large corporations and small medium enterprises. RPA utilises software Robots for the automation of mundane, labour intensive, manual computer operations. Robots are utilized for the processes where it helps to reduce operational costs and also costs arising from human error. Our system automate the capturing of customer information from identity cards, passports and other identification peripherals. Our solution automatically extract data from customers’ identity card, passport, etc. and immediately fill-in the forms, eliminating the friction and errors caused by manual input, through Intelligent Character Recognition technology and other AI based technologies. Information extracted from an official identification document will then be checked against existing financial institutions database for regulatory screening in Internal Blacklist Check, Anti Money Laundering, Credit Scoring Check, FATCA, Common Reporting Standard (CRS) and ESG reporting, etc.

Industry Overview

Payment Market

Southeast Asia’s booming digital payment market is expected to hit $2 trillion by transaction value in 2030, ballooning threefold over a decade earlier, as more fintech and digital banks emerge from the best-funded segment in the region, according to a new Google-led study. According to BlueWeave consulting firm, it expects the market size to grow at a robust CAGR of 21.1% during the forecast period (2022–2028) recording a value of $67.42 billion by 2028. 2

The growth in digital payments parallels the continued growth of internet users in Southeast Asia, who are expected to number 460 million this year. After years of acceleration, however, the report said digital adoption is “normalizing,” with new users expected to total 20 million in 2022, about half as many as were added in 2020 and 2021.3

The rise of e-commerce and the O2O market has created many scenarios for people to adopt mobile payments in recent years. According to WorldPay, digital/mobile wallet is expected to occupy 60.2% of e-commerce payments by 2024 in the Asia-Pacific region, followed by credit card (16.1%)4

Robotic Process Automation

Robotic Process Automation (RPA) also called “intelligent automation” or “smart automation” refers to advanced technologies that can be programmed to perform a series of tasks, like data manipulation, triggering responses, and creating necessary communication with other processes and systems. RPA is similar to traditional IT automation but the major difference between these technologies is that RPA is, itself, capable of learning and is adaptive to changing circumstances, while a traditional IT automation system is not.5 The Global Robotic Process Automation Market (RPA) Size accounted for $1.89 billion in 2021 and is projected to expand at a compound annual growth rate (CAGR) of 38.2% from 2022 to 2030.6

The Asia-Pacific region has the fastest-growing Robotic Process Automation market share, with significant growth being observed in countries such as China, India, and Australia. The increasing adoption of RPA by the manufacturing and business process outsourcing (BPO) sectors in the Asia-Pacific region is driving the growth of the RPA market in this region.7 The Asia-Pacific robotic process automation in information technology market is expected to develop with a CAGR of 25.95%, during the forecast years of 2021 to 2028.8

Regulatory Technology

Regulatory Technology (RegTech) is the management of regulatory processes within the financial industry via technology, including regulatory monitoring, reporting and compliance. In recent years, there has been a strong regulatory focus on financial crime. The key drivers of RegTech adoption consist of compliance, cost and complexity. The ability of RegTech using technologies such as advanced analytics, robotic process automation and cognitive computing offer new efficiencies in compliance, which offers a lower cost.9

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As the global RegTech market is projected to grow at a rate of over 20% per year to $16 billion by 2025, up from $6.3 billion in 2020, the APAC region is expected to have the highest growth rate10, growing at CAGR of 17.0% during the forecast period. Rising need for regulatory compliance, increasing penetration of advanced technologies such Artificial intelligence (AI), Machine Learning (ML), and cloud computing across the region, and implementation of these solution in fintech industries are some of the major driving factors for the regulatory technology market in Asia-Pacific.11

ASEAN’s digital payment market to reach US 2 trillion in 2030: study: https://kr-asia.com/aseans-digital-payment-market-to-reach-us-2-trillion-in-2030-study

Asia-Pacific Digital Payments Market Set to More than Triple Its Size Crossing USD 67 Billion by 2028 | BlueWeave Consulting: https://www.globenewswire.com/news-release/2022/09/14/2516190/0/en/Asia-Pacific-Digital-Payments-Market-Set-to-More-than-Triple-Its-Size-Crossing-USD-67-Billion-by-2028-BlueWeave-Consulting.html

ASEAN’s digital payment market to reach US 2 trillion in 2030: study: https://kr-asia.com/aseans-digital-payment-market-to-reach-us-2-trillion-in-2030-study

ASIA-PACIFIC PAYMENTS MARKET – GROWTH, TRENDS, COVID-19 IMPACT, AND FORECASTS (2023 – 2028): https://www.mordorintelligence.com/industry-reports/asia-pacific-payments-market

Robotic process automation market- growth, trends, and forecast (2019 - 2024) -https://www.mordorintelligence.com/industry-reports/robotic-process-automation-market

Robotic Process Automation Market Size, Share & Trends Analysis Report By Type, By Service, By Application, By Deployment, By Organization, By Region, And Segment Forecasts, 2022 – 2030 : https://www.grandviewresearch.com/industry-analysis/robotic-process-automation-rpa-market

Robotic Process Automation Market Size Growing at 35.9% CAGR Set to Reach USD 25.1 Billion By 2030 : https://www.globenewswire.com/news-release/2023/02/14/2608219/0/en/Robotic-Process-Automation-Market-Size-Growing-at-35-9-CAGR-Set-to-Reach-USD-25-1-Billion-By-2030.html

ASIA-PACIFIC ROBOTIC PROCESS AUTOMATION IN INFORMATION TECHNOLOGY MARKET FORECAST 2021-2028 : https://inkwoodresearch.com/reports/asia-pacific-robotic-process-automation-in-information-technology-market/

There’s a revolution coming: Embraving the challenge of the new RegTech era - https://assets.kpmg/content/dam/kpmg/cn/pdf/en/2019/06/embracing-the-challenge-of-the-new-regtech-era.pdf

Asia’s regtech leaders: https://thepaypers.com/expert-opinion/asias-regtech-leaders—1257839

Asia-Pacific Regulatory Technology Market 2020-2026 : https://www.researchandmarkets.com/reports/5331944/asia-pacific-regulatory-technology-market-2020

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Key Customers

As of December 31, 2021, there were no customer who accounted for 10% or more of the Company’s revenues.

As of December 31, 2022, there were 1 customer who accounted for 10% or more of the Company’s revenues:

	Revenues (US$)	Percentages of Revenues	Accounts Receivable (US$)
Hong Leong Bank Bhd.	310,318	10.87%	127,943
Total:	310,318	10.87%	127,943

Key Suppliers

As of December 31, 2021, there were 2 suppliers who accounted for 10% or more of the Company’s purchases:

	Purchases (US$)	Percentages of Purchases	Accounts Payables (US$)
Insite MY International, Inc. [1]	70,446	27.86%	21,445
DTS Semangat Sdn. Bhd.	50,768	20.08%	1,792
Total:	121,214	47.94%	23,237

As of December 31, 2022, there were 2 suppliers who accounted for 10% or more of the Company’s purchases:

	Purchases (US$)	Percentages of Purchases	Accounts Payables (US$)
Insite MY International, Inc. [1]	97,862	46.63%	20,293
DTS Semangat Sdn. Bhd.	47,542	21.65%	1,199
Total:	145,404	69.29%	21,492

1 Our Chief Executive Officer, Mr Wong Kai Cheong is a 77.51% shareholder of Insite MY International, Inc. and is a 32.68% shareholder of AsiaFIN Holdings Corp.. Our shareholder, Mr Hoo Swee Ping is a 22.49% shareholder of Insite MY International, Inc. and is a 13.87% shareholder of AsiaFIN Holdings Corp..

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Intellectual Property

We summarize the following intellectual properties ownership relating to the Company after this acquisition:

Domain Name

	Companies	Types	Domain Name

1	AsiaFIN Holdings Corp.	Domain Name	asiafingroup.com
asiafinholdings.com
asiafin.com.my
asiafin.my

2	OrangeFIN Asia Sdn. Bhd.	Domain Name	orangefinasia.com
orangefinasia.com.my
orangefin.com.my
orangefin.net
orangefinasia.net

3	OrangeFIN Academy Sdn. Bhd.	Domain Name	insitemy.com
insite.my
insitemy.com.my
insitemm.com

Trademark/ Pending Trademark Filing

Trademark Image	Trademark Classes	Description	Trademark No./ Application No.	Application Date	Application Status
	Class 9 ,42	Company Logo	TM2022017106	07/07/2022	Pending Application
	Class 42	Company Logo	TM2021010134	08/04/2021	Registered
	Class 36	Product Logo	TM2021005725	04/03/2021	Pending Application
	Class 36	Product Logo	TM2021005728	04/03/2021	Pending Application
	Class 36	Product Logo	TM2021005724	04/03/2021	Pending Application
	Class 9	Company Logo	TM2021010133	08/04/2021	Pending Application
	Class 9	Product Logo	TM2021010132	08/04/2021	Pending Application
	Class 9 & 42	Company Logo	TM2022017104	07/07/2022	Pending Application

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Employees

As of December 31, 2022, we have the following full-time employees:

Management	5
Analyst Programmer	57
Project Manager	15
Sales and Marketing	9
Administration, Human Resources and Finance	11
Total	97

All of our employees are located in Malaysia. We believe that we maintain good relationships with our employees and have not experienced any strikes or shutdowns and have not been involved in any labor disputes.

PROPERTIES

Our principal executive office located at Suite 30.02, 30th Floor, Menara KH (Promet), Jalan Sultan Ismail, 50250 Kuala Lumpur, Malaysia. We rent the office space from our Chief Executive Officer, Wong Kai Cheong with a monthly rental of approximately RM16,073 (approximately $3,653) per month. We believe this location is adequate for our current operations and needs.

In addition, we have three physical office space we rent with details at below.

Location	Tenant	Monthly Payment	Use

Suite 30.01, 30th Floor, Menara KH (Promet), Jalan Sultan Ismail, 50250 Kuala Lumpur, Malaysia.	Insite MY Innovations Sdn. Bhd.	RM10,358 (approximately $2,354)	For company business use

Unit 17-11, Tower A, Vertical Business Suite, Bangsar South, 8, Jalan Kerinchi, 59200 Kuala Lumpur, Malaysia.	Insite MY Innovations Sdn. Bhd.	RM4,000 (approximately $909)	For company business use

Unit 17-12, Tower A, Vertical Business Suite, Bangsar South, 8, Jalan Kerinchi, 59200 Kuala Lumpur, Malaysia.	OrangeFIN Asia Sdn. Bhd.	RM3,000 (approximately $682)	For company business use

We also own the following properties.

Location	Owner	Use

A2-17-1, St Mary Residences, Tower A, Jalan Tengah, 50250 Kuala Lumpur, Malaysia	Insite MY Systems Sdn. Bhd.	Investment for rental and capital gains

St Mary Residences Real Estate at Kuala Lumpur

In December 2021, we acquired our real estate parcels located at St Mary Residences in Kuala Lumpur Malaysia at an aggregate purchase price of RM1,850,000 (approximately $420,168). The property was delivered to us vacant on March 15, 2022.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

As of March 03, 2023, the Company has 81,551,838 shares of common stock issued and outstanding, which number of issued and outstanding shares of common stock have been used throughout this report.

The following table sets forth, as of March 03, 2023, certain information with regard to the record and beneficial ownership of the Company’s common stock by (i) each person known to the Company to be the record or beneficial owner of more than 5% of the Company’s common stock, (ii) each director of the Company, (iii) each of the named executive officers, and (iv) all executive officers and directors of the Company as a group:

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned	Common Stock Voting Percentage Beneficially Owned	Total Voting Percentage Beneficially Owned
Executive Officers and Directors
Wong Kai Cheong, Chief Executive Officer, President, Secretary, Treasurer and Director (Principal Executive Officer)	26,650,929	32.68%	32.68%

Seah Kok Wah[1], Director	21,850,000	26.79%	26.79%

Cham Hui Yin, Finance Manager (Principal Financial Officer and Principal Accounting Officer)	39,713	0.05%	0.05%
All of executive officers and director as a group	48,540,642	59.52%	59.52%

5% or greater shareholders (excluding officers/directors)
Hoo Swee Ping	11,310,869	13.87%	13.87%
SEATech Ventures Corp.[2]	10,000,000	12.26%	12.26%
AsiaFIN Talent Sdn. Bhd.[3]	4,984,500	6.11%	6.11%

1 Dr Seah Kok Wah owns and controls 95% of the issued and outstanding shares of See Unicorn Ventures Sdn. Bhd.. The values within the row above under the subsection titled, “Executive Officers and Directors,” for Dr. Seah, are computed accounting for Dr. Seah’s indirect ownership in the Company via his control of “See Unicorn Ventures Sdn. Bhd.” This row does not, however, account for his ownership in the Company via his ownership stake of approximately 21.70% in SEATech Ventures Corp.

2 Dr Seah Kok Wah owns and controls approximately 21.70% of the issued and outstanding shares of SEATech Ventures Corp.

3 Mr. Kang Kok Seng Michael and Mr. Ng Kai Thim are the controlling shareholders of AsiaFIN Talent Sdn. Bhd..

(1)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Beneficial ownership also includes shares of stock subject to options and warrants currently exercisable or exercisable within 60 days of the date of this table. In determining the percent of common stock owned by a person or entity as of the date of this Report, (a) the numerator is the number of shares of the class beneficially owned by such person or entity, including shares which may be acquired within 60 days on exercise of warrants or options and conversion of convertible securities, and (b) the denominator is the sum of (i) the total shares of common stock outstanding on as of the date of this Annual Report (81,551,838 shares), and (ii) the total number of shares that the beneficial owner may acquire upon exercise of the derivative securities. Unless otherwise stated, each beneficial owner has sole power to vote and dispose of its shares.

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Item 3.02. Unregistered Sale of Equity Securities

The disclosure provided under Item 2.01 above is hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits

(a) Consolidated Financial Statements of Business Acquired

The audited consolidated financial statements of StarFIN Holdings Limited. Required to be filed pursuant to Item 9.01(a) is incorporated herein by reference to Exhibit 99.1.

(b) Pro Forma Financial Information

The unaudited pro forma financial information required by Item 9.01(b) of Form 8-K is incorporated herein by reference to Exhibit 99.2.

(c) Exhibits

Exhibit Number	Description
3.1	Certificate of Incorporation (1)

3.2	Bylaws (1)

10.1	Acquisition Agreement in respect of approximately 100% of the issued share capital of StarFIN Holdings Limited., dated December 22, 2022

99.1	StarFIN Holdings Limited Consolidated Financial Statements Years Ended December 31, 2022 and 2021 and Report of Independent Registered Public Accounting Firm

99.2	AsiaFIN Holdings Corp. Unaudited Pro Forma Financial Statements

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ASIAFIN HOLDINGS CORP.

Date: March 3, 2023	By:	/s/ Wong Kai Cheong
Wong Kai Cheong
	Title:	Chief Executive Officer President, Director, Secretary and Treasurer (Principal Executive Officer)

Date: March 3, 2023	By:	/s/ Cham Hui Yin
Cham Hui Yin
	Title:	Finance Manager (Principal Financial Officer and Principal Accounting Officer)

Date: March 3, 2023	By:	/s/ Seah Kok Wah
Seah Kok Wah
	Title:	Director